UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only
☐ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Rule §240.14a-12

SIZELER PROPERTY INVESTORS, INC.

(Name of Registrant as Specified In Its Charter)

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒                        No fee required.

☐                        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
Units of Limited Partnership Interest

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐            Fee paid previously with preliminary materials:  N/A

☐                                    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Attached hereto is Amendment No. 4 to First Union Real Estate Equity and Mortgage Investment’s Schedule 13D with respect to common stock of Sizeler Property Investors, Inc. (“Sizeler”), filed today with the Securities and Exchange Commission.  The amendment discloses the intention of First Union Real Estate Equity and Mortgage Investment (“First Union”) to nominate a slate of three directors, consisting of Michael L. Ashner, Peter Braverman and Steven Zalkind, for election at Sizeler’s 2005 annual meeting of stockholders.

First Union intends to file a proxy statement and other relevant documents with the SEC in support of the election of Messrs. Ashner, Braverman and Zalkind to the Sizeler board. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov.  First Union and Messrs. Ashner, Braverman and Zalkind may be deemed to be participants in the solicitation of proxies from the shareholders of Sizeler in connection with the annual meeting. Information about these participants will be set forth in the proxy statement filed by First Union with the SEC.  Investors may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 4)*

SIZELER PROPERTY INVESTORS, INC.

(Name of Issuer)

Common Stock, Par Value $.0001 per share

(Title of Class of Securities)

830137-10-5

(CUSIP Number)

Carolyn Tiffany	David J. Heymann
First Union Real Estate Equity and Mortgage Investments	Post Heymann & Koffler LLP
7 Bulfinch Place	Two Jericho Plaza, Wing A
Suite 500	Suite 111
Boston, Massachusetts 02114	Jericho, New York 11753
(617) 570-4614	(516) 681-3636

(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

December 21, 2004

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See §240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 048798102

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only) First Union Real Estate Equity and Mortgage Investments I.R.S. I.D. No. 34-6513657

2.	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☐
	(b)	☐

3.	SEC Use Only

4.	Source of Funds (See Instructions) WC

5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6.	Citizenship or Place of Organization Ohio

Number of Shares Beneficially Owned by Each Reporting Person With	7.	Sole Voting Power 1,119,600

	8.	Shared Voting Power 0

	9.	Sole Dispositive Power 1,119,600

	10.	Shared Dispositive Power 0

11.	Aggregate Amount Beneficially Owned by Each Reporting Person 1,119,600 Shares

12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13.	Percent of Class Represented by Amount in Row (11) 8.46%

14.	Type of Reporting Person (See Instructions) OO

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This Amendment No. 4 amends certain information contained in the Schedule 13Dfiled by First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (“First Union”), with respect to its ownership interest in Sizeler Property Investors, Inc., as amended by Amendment No. 1 to Schedule 13D dated November 11, 2004, as further amended by Amendment No. 2 to Schedule 13D dated November 16, 2004, and as further amended by Amendment No. 3 to Schedule 13D dated December 6, 2004  (the “13D”).  Capitalized terms used but not defined herein have the meanings ascribed to them in the 13D.

Item 1.	Security and Issuer

Item 2.	Identity and Background

Item 3.	Source and Amount of Funds or Other Consideration

Item 4.	Purpose of Transaction

On December 21, 2004, First Union sent a letter to the Issuer in accordance with the Issuer’s by-laws notifying the Issuer that First Union intends to nominate in person at the Issuer’s 2005 annual meeting of stockholders Michael L. Ashner, Peter Braverman and Steven Zalkind for election to the Issuer’s Board of Directors.  A copy of the letter sent to the Issuer is attached hereto as an Exhibit.

Item 5.	Interest in Securities of the Issuer

Item 6.	Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

Item 7.	Material to Be Filed as Exhibits
Exhibit 1. Letter from First Union to the Issuer dated December 21, 2004.

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Signature

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

December 21, 2004
Date

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

/s/ Michael L. Ashner
Signature
Michael L. Ashner Chief Executive Officer
Name/Title

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